UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 26, 2010 (April 20, 2010)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index to Exhibits on Page 3

Item 2.02 – Results of Operations and Financial Condition

On April 20, 2010, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Savings Time, to discuss results of operations for the quarterly period ended March 31, 2010.  A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 5.07 – Submission of Matters to a Vote of Security Holders

On April 22, 2010, Peoples held its 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”) in the Ball Room at the Holiday Inn in Marietta, Ohio, with 81.54% of the 10,496,841 common shares outstanding on the February 26, 2010 record date and entitled to vote at the Annual Meeting represented in person or by proxy.

Five Directors of Peoples were re-elected to serve terms of three years each (expiring in 2013):  Dave M. Archer, David L. Mead, Robert W. Price, Paul T. Theisen and Thomas J. Wolf.  Other Directors of Peoples who continue to serve after the Annual Meeting include Carl L. Baker, Jr., Mark F. Bradley, George W. Broughton, Wilford D. Dimit, Richard Ferguson (Chairman of the Board), Brenda F. Jones, M.D., Theodore P. Sauber and Joseph H. Wesel.  The following is a summary of the voting results:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Dave M. Archer	5,838,040.820	1,283,705.625	not applicable	1,437,549
David L. Mead	6,818,000.820	303,745.625	not applicable	1,437,549
Robert W. Price	6,764,049.820	357,696.625	not applicable	1,437,549
Paul T. Theisen	6,665,055.820	456,740.625	not applicable	1,437,549
Thomas J. Wolf	6,835,691.880	286,054.565	not applicable	1,437,549

Also at the Annual Meeting, Peoples’ shareholders adopted an amendment to Section 2.01 of Peoples’ Code of Regulations in order to clarify the qualifications required for an individual to be eligible to be elected as a director of Peoples; ratified the appointment of Ernst & Young LLP as Peoples’ independent registered public accounting firm for the fiscal year ending December 31, 2010; and the shareholders approved, in a non-binding advisory vote, Peoples’ executive compensation as disclosed in Peoples’ proxy statement for the Annual Meeting.  The following is a summary of the voting results:

Proposal	For	Against	Abstentions	Broker Non-Votes
Amendment to Section 2.01 of Peoples’ Code of Regulations	8,247,497.380	283,229.786	28,568.279	not applicable

Ratification of the appointment of independent registered public accounting firm	8,438,264.544	116,620.837	4,410.064	not applicable

Non-binding advisory vote on executive compensation	8,238,125.259	223,553.911	97,616.275	not applicable

Item 7.01 – Regulation FD Disclosure

On April 22, 2010, Peoples held its 2010 Annual Meeting.  During the 2010 Annual Meeting, Peoples’ 2009 results of operations and financial performance were reviewed.  A copy of the PowerPoint slide presentation that Peoples used at the 2010 Annual Meeting is included with this Current Report as Exhibit 99.1 and incorporated herein by reference solely for purposes of this Item 2.02 and Item 7.01 disclosure.  Peoples has posted the PowerPoint slide presentation on its website at www.peoplesbancorp.com under the “Investor Relations” section.

The information contained in this Item 2.02 and Item 7.01 disclosure and Exhibit 99.2 included with this Current Report, is being furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 – Financial Statements and Exhibits

a) – c)
    Not applicable

                        d) Exhibits
    See Index to Exhibits on Page 4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date: April 26, 2010	By:/s/	EDWARD G. SLOANE
Edward G. Sloane
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS
Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 20, 2010.

99.2	PowerPoint slide presentation used by Peoples Bancorp Inc. at the 2010 Annual Meeting of Shareholders held on April 22, 2010.